UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          February 19, 2013

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

200 E. Randolph Street, 24th Floor
Chicago, Illinois	60601-6436
(Address of Principal Executive Offices)	(ZIP Code)

(312) 565-6868
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 19, 2013, Merge Healthcare Incorporated (the “Company”) issued a News Release containing information about its financial condition and results of operations for the quarter and year ended December 31, 2012.

A copy of the Company’s News Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On February 19, 2013, the Company held an earnings call to address its financial results for the quarter and year ended December 31, 2012.  A transcript of the earnings call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	News Release of the Company dated February 19, 2013.

Exhibit 99.2	Transcript of the Company’s Fourth Quarter 2012 Earnings Call held on February 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

February 19, 2013	/s/ Ann G. Mayberry-French
By: Ann G. Mayberry-French
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated February 19, 2013

99.2	Transcript of the Fourth Quarter 2012 Earnings Call held on February 19, 2013